UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

TerrAscend Corp.

(Exact name of Registrant as Specified in Its Charter)

Canada	000-56363	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 City Centre Drive Suite 501
Mississauga, Ontario, Canada		L5B 1M5
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 628-3100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
N/A	TSNDF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* The registrant’s common shares, no par value, trade over-the-counter on OTCQX Best Market under the trading symbol “TSNDF”.

Item 8.01 Other Events.

Preliminary Proxy Statement Press Release

On June 29, 2026, TerrAscend Corp. (the "Company") issued a press release announcing the filing of a preliminary proxy statement for a special meeting of shareholders to vote on a proposal for a share consolidation of the Company’s issued and outstanding common shares, exchangeable shares and preferred shares (the “Share Consolidation”). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Additional Information and Where to Find It

In connection with the proposed Share Consolidation, the Company has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) and with the Canadian securities regulators under the Company’s profile on SEDAR+. The Company intends to file a definitive proxy statement on Schedule 14A with the SEC and mail or otherwise furnish it to its shareholders. THIS COMMUNICATION IS NOT INTENDED TO, AND DOES NOT, CONTAIN ALL INFORMATION MATERIAL TO A VOTING DECISION AND IS NOT A SUBSTITUTE FOR THE PROXY STATEMENT OR ANY OTHER DOCUMENT THAT THE COMPANY MAY FILE WITH THE SEC OR SEND TO ITS SHAREHOLDERS IN CONNECTION WITH THE PROPOSED SHARE CONSOLIDATION. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED SHARE CONSOLIDATION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SHARE CONSOLIDATION AND RELATED MATTERS. Shareholders may obtain a free copy of the definitive proxy statement (when available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov and with the Canadian securities regulators under the Company’s profile on SEDAR+ at www.sedarplus.ca. Copies of the proxy statement and other documents filed by the Company with the SEC and on SEDAR+ will also be available free of charge at ir.terrascend.com or by contacting the Company’s Investor Relations department at IR@terrascend.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Share Consolidation. Information about the Company’s directors and executive officers, including a description of their direct or indirect interests, is set forth in the preliminary proxy statement filed with the SEC on June 25, 2026, and will be set forth in the definitive proxy statement for the Special Meeting when it is filed with the SEC and with the Canadian securities regulators under the Company’s profile on SEDAR+. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials filed with the SEC and on SEDAR+ in connection with the proposed Share Consolidation. These documents may be obtained free of charge from the sources indicated above.

Segment Information

Following further evaluation of the aggregation criteria under Accounting Standards Codification 280, Segment Reporting, the Company determined that it operates under three reportable segments consisting of New Jersey, Maryland and Pennsylvania, with operations in other states presented within All other segments. Accordingly, the Company is recasting certain historical segment information as set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 12, 2026 (the "Annual Report"), and in the Quarterly Report on Form 10-Q for the period ended March 31, 2026, as filed with the SEC on May 7, 2026 (the "Quarterly Report" and, together with the Annual Report, the "Original Reports").

The information included in this Form 8-K is presented for informational purposes only in connection with the change in segment presentation as described above and does not amend or restate the Company’s previously issued consolidated financial statements included in the Annual Report or Quarterly Report. The change in segment presentation has no impact on the Company’s historical consolidated balance sheets, statement of operations and comprehensive loss, statements of changes in shareholders' equity or statements of cash flows. This filing does not reflect any subsequent information or events occurring after the filing dates of the Original Reports, other than adjustments to retrospectively recast the Company's segment presentation. Therefore, this Current Report on Form 8-K should be read in conjunction with the Original Reports, as filed.

Exhibits 99.2 and 99.3 to this Form 8-K provide unaudited recast segment information to reflect the Company’s revised reportable segment presentation as it relates to the Annual Report and Quarterly Report, respectively. The information included in Exhibits 99.2 and 99.3 is provided for informational purposes only and is limited to the revised segment information presented therein. References in the Original Reports to the Company operating as one reportable segment should be read in conjunction with the Company’s revised reportable segment presentation reflected in Exhibits 99.2 and 99.3, as applicable. Conforming updates to such references are not separately presented in these exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 29, 2026.

99.2	Unaudited recast of segment information for the years ended December 31, 2025, 2024, and 2023.

99.3	Unaudited recast of segment information for the periods ended March 31, 2026 and 2025.

Forward-Looking Statements

This Current Report on Form 8-K contains information that includes or is based upon “forward-looking statements” within the meaning of the Securities Litigation Reform Act of 1995, including statements with respect to the Company’s expectations regarding the proposed Share Consolidation, including the anticipated timing and receipt of shareholder approval; the anticipated impact of cannabis-related regulatory developments, including the possibility that such developments may provide a pathway toward a potential listing on a major U.S. stock exchange; the Company’s qualifications to list on a major U.S. stock exchange, and the anticipated benefits of the Share Consolidation for the Company’s shareholders and investor base. Forward-looking statements may or may not include identifying words such as “plan,” “will,” “expect,” “anticipate,” “intend,” “believe,” “potential,” “continue,” and similar terms. These statements are subject to known or unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements, including but not limited to: the Company’s ability to attract, motivate, and retain key employees and manage its growth; regulatory developments and macroeconomic issues; current and future market conditions; the risk that shareholder approval for the Share Consolidation is not obtained; the risk that the Company does not become eligible to list on a major U.S. stock exchange, the risk that listing on a major U.S. stock exchange is not achieved; the risk that the proposed Share Consolidation does not achieve the anticipated benefits; risks related to federal, state, provincial, territorial, local and foreign government laws, rules and regulations, including federal and state laws in the United States relating to cannabis operations in the United States; and other risks and uncertainties as described under the heading “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K, and the Company’s most recently filed MD&A, filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.ca. All forward-looking statements are based on management’s current estimates, projections, and assumptions, and the Company undertakes no obligation to correct or update any such statements, whether as a result of new information, future developments, or otherwise, except to the extent required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerrAscend Corp.

Date:	June 29, 2026	By:	/s/ Eric Jackson
Eric Jackson Chief Financial Officer